UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 April 30, 2004


                              Wells Financial Corp.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




         Minnesota                       0-25342                41-1799504
-----------------------------    -----------------------    --------------------
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification Number


53 First Street, S.W., Wells, Minnesota                          56097
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:        (507) 553-3151
                                                            --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

          (c) Exhibits:

              99.1     Press Release dated April 30, 2004



Item 12. Results of Operations and Financial Condition
------------------------------------------------------

         On April 30, 2004, the Registrant issued a press release to report earnings for the quarter ended March 31, 2004. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   WELLS FINANCIAL CORP.





Date:    April 30, 2004            By:    /s/Lonnie R. Trasamar
                                          -----------------------------------
                                          Lonnie R. Trasamar
                                          President and Chief Executive Officer
                                          (Duly Authorized Representative)